Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations (Unaudited)
(dollars in millions, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenues
Premiums earned	$1,215	$1,109	$2,390	$2,196
Net investment income	104	113	207	221
Net realized investment gains (losses)	61	(107)	310	189
Net impairment losses recognized in earnings	(1)	0	(1)	0
Equity in earnings of limited partnerships	39	37	75	58
Other income	8	8	16	16
Total revenues	1,426	1,160	2,997	2,680
Benefits and expenses
Insurance losses and loss expenses	861	943	1,703	1,659
Policy acquisition and underwriting expenses	302	287	595	557
Total benefits and expenses	1,163	1,230	2,298	2,216
Income (loss) from operations before income taxes and noncontrolling interest	263	(70)	699	464
Provision for income taxes	86	(32)	232	148
Net income (loss)	$177	$(38)	$467	$316

Less: Net income (loss) attributable to noncontrolling interest in consolidated entity – Exchange	133	(81)	386	237
Net income attributable to Indemnity	$44	$43	$81	$79

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.95	$0.90	$1.73	$1.65
Class A common stock – diluted	$0.84	$0.80	$1.54	$1.47
Class B common stock – basic and diluted	$142	$135	$259	$249

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,693,333	47,492,305	46,733,925	47,619,852
Class B common stock	2,542	2,544	2,542	2,545

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,886,259	53,677,848	52,926,851	53,807,795
Class B common stock	2,542	2,544	2,542	2,545

Dividends declared per share
Class A common stock	$0.5925	$0.5525	$1.185	$1.105
Class B common stock	$88.8750	$82.8750	$177.750	$165.750

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended June 30,		Three months ended June 30,		Three months ended June 30,		Three months ended June 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Management operations:
Management fee revenue, net	$336	$308	$—	$—	$(336)	$(308)	$—	$—
Service agreement revenue	8	8	—	—	—	—	8	8
Total revenue from management operations	344	316	—	—	(336)	(308)	8	8
Cost of management operations	285	257	—	—	(285)	(257)	—	—
Income from management operations before taxes	59	59	—	—	(51)	(51)	8	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,196	1,092	—	—	1,196	1,092
Losses and loss expenses	—	—	837	919	(2)	(1)	835	918
Policy acquisition and underwriting expenses	—	—	348	332	(53)	(53)	295	279
Income (loss) from property and casualty insurance operations before taxes	—	—	11	(159)	55	54	66	(105)
Life insurance operations: (1)
Total revenue	—	—	46	46	(1)	(1)	45	45
Total benefits and expenses	—	—	33	33	0	0	33	33
Income from life insurance operations before taxes	—	—	13	13	(1)	(1)	12	12
Investment operations:
Net investment income	3	4	81	87	(3)	(2)	81	89
Net realized gains (losses) on investments	0	(1)	58	(110)	—	—	58	(111)
Net impairment losses recognized in earnings	0	0	0	0	—	—	0	0
Equity in earnings of limited partnerships	5	3	33	34	—	—	38	37
Income from investment operations before taxes	8	6	172	11	(3)	(2)	177	15
Income (loss) from operations before income taxes and noncontrolling interest	67	65	196	(135)	—	—	263	(70)
Provision for income taxes	23	22	63	(54)	—	—	86	(32)
Net income (loss)	$44	$43	$133	$(81)	$—	$—	$177	$(38)

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Six months ended June 30,		Six months ended June 30,		Six months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Management operations:
Management fee revenue, net	$632	$577	$—	$—	$(632)	$(577)	$—	$—
Service agreement revenue	15	15	—	—	—	—	15	15
Total revenue from management operations	647	592	—	—	(632)	(577)	15	15
Cost of management operations	539	487	—	—	(539)	(487)	—	—
Income from management operations before taxes	108	105	—	—	(93)	(90)	15	15
Property and casualty insurance operations:
Net premiums earned	—	—	2,352	2,161	—	—	2,352	2,161
Losses and loss expenses	—	—	1,654	1,611	(3)	(2)	1,651	1,609
Policy acquisition and underwriting expenses	—	—	676	634	(97)	(94)	579	540
Income (loss) from property and casualty insurance operations before taxes	—	—	22	(84)	100	96	122	12
Life insurance operations: (1)
Total revenue	—	—	92	89	(1)	(1)	91	88
Total benefits and expenses	—	—	68	67	0	0	68	67
Income from life insurance operations before taxes	—	—	24	22	(1)	(1)	23	21
Investment operations:
Net investment income	7	8	160	170	(6)	(5)	161	173
Net realized gains on investments	0	2	304	183	—	—	304	185
Net impairment losses recognized in earnings	0	0	0	0	—	—	0	0
Equity in earnings of limited partnerships	8	4	66	54	—	—	74	58
Income from investment operations before taxes	15	14	530	407	(6)	(5)	539	416
Income from operations before income taxes and noncontrolling interest	123	119	576	345	—	—	699	464
Provision for income taxes	42	40	190	108	—	—	232	148
Net income	$81	$79	$386	$237	$—	$—	$467	$316

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended June 30,		Six months ended June 30,
(in millions, except per share data)	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$44	$44	$81	$78
Net realized gains (losses) and impairments on investments	0	(1)	0	2
Income tax (expense) benefit	0	0	0	(1)
Realized gains (losses) and impairments, net of income taxes	0	(1)	0	1
Net income attributable to Indemnity	$44	$43	$81	$79

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.84	$0.82	$1.54	$1.45
Net realized gains (losses) and impairments on investments	0.00	(0.03)	0.00	0.03
Income tax (expense) benefit	0.00	0.01	0.00	(0.01)
Realized gains (losses) and impairments, net of income taxes	0.00	(0.02)	0.00	0.02
Net income attributable to Indemnity	$0.84	$0.80	$1.54	$1.47

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	June 30, 2013	December 31, 2012
	(Unaudited)
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$438	$452
Equity securities	48	55
Limited partnerships	166	180
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,725	7,707
Equity securities	969	945
Trading securities, at fair value	2,724	2,417
Limited partnerships	1,011	1,037
Other invested assets	20	20
Total investments	13,102	12,814

Cash and cash equivalents (Exchange portion of $326 and $388, respectively)	365	400
Premiums receivable from policyholders – Exchange	1,191	1,062
Reinsurance recoverable – Exchange	174	168
Deferred income taxes – Indemnity	43	37
Deferred acquisition costs – Exchange	553	504
Other assets (Exchange portion of $336 and $339, respectively)	451	456
Total assets	$15,879	$15,441

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$535	$515
Exchange liabilities
Losses and loss expense reserves	3,668	3,598
Life policy and deposit contract reserves	1,739	1,708
Unearned premiums	2,553	2,365
Deferred income taxes	312	365
Other liabilities	104	99
Total liabilities	8,911	8,650

Indemnity's shareholders’ equity	647	642

Noncontrolling interest in consolidated entity – Exchange	6,321	6,149
Total equity	6,968	6,791
Total liabilities, shareholders’ equity and noncontrolling interest	$15,879	$15,441